UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2010

KENTUCKY FIRST FEDERAL BANCORP
(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

479 Main Street, Hazard, Kentucky	41702
(Address of principal executive offices)	(Zip Code)

  (502) 223-1638
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)The annual meeting of stockholders of Kentucky First Federal Bancorp (the “Company”) was held on November 11, 2010.

(b)The matters considered and voted on by the stockholders at the annual meeting and the votes of the stockholders were as follows:

1.The following individual was elected as a director for the term reflected below, by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes

For a three-year term:
Herman D. Regan, Jr.	6,465,654.4	11,825.0	675,925.0

2.The appointment of Crowe Horwath LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2011 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
7,140,365.5	6,645.0	6,393.9

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: November 15, 2010	By:	/s/ Don D. Jennings
Don D. Jennings
President and Chief Operating Officer